[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) VALUE SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) VALUE SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Lisa B. Nurme*                                           business day from 9 a.m. to 5 p.m. Eastern time.
Steven R. Gorham*                                        (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
Our primary objective in managing the portfolio is to provide competitive performance with lower volatility over the long term. To achieve this, we focus on inexpensive and overlooked stocks where MFS Original Research(R) allows us to identify a number of catalysts that should improve the fundamental outlook for each company. We manage risk in the portfolio by adhering consistently to our valuation disciplines, trying to maintain an above-market yield in the portfolio, and focusing on companies with higher- quality fundamentals and lower risk.

The first six months of the year has been challenging, with most major equity market indices declining over the period. While multiple issues have weighed on the market (a decline in the value of the U.S. dollar, national security concerns, and international conflicts etc.), the level and quality of corporate earnings appears to have been the most important factor affecting the market overall and differentiating the performance of individual stocks. In this environment, our consistent focus on stocks with low expectations built into their prices and higher-quality/less volatile fundamentals helped our performance.

More specifically, the strongest contributors to the portfolio's performance were our positioning in utilities & communications and technology, the two hardest hit sectors of the market. In utilities & communications, our overweighted position in traditional gas and electric distribution companies with low-volatility earnings, modest valuations, and attractive yields (including as NSTAR, Dominion, FPL Group, National Fuel Gas and NICOR) helped performance. In addition, our underweighting in telecom services, our emphasis on BellSouth within the group, and our aversion to WorldCom, also helped our performance. Our underweighted position in technology -- and our conservative stock selection within that group -- also benefited the portfolio. Motorola, Texas Instruments, and Oracle were positive contributors over the period.

In retailing, Sears performed well as management continued to cut costs and focused on improving margins. Our consumer staples holdings were among the strongest performers in the portfolio, benefiting from higher-quality earnings growth, a weaker U.S. dollar, and reasonable valuations. In energy, our focus on companies with significant natural gas operations also aided performance.

Disappointments during the period included the performance of our pharmaceutical stocks, all of which suffered from concerns about patent expirations, regulatory setbacks, and generally weak (near-term) new product pipelines. We have used volatility within the group to upgrade our holdings, eliminating Bristol-Myers Squibb while adding to Pfizer. However, we believe valuations in the group appeared reasonable relative to the overall market and on a historical basis. A stock's valuation is its price compared to earnings, sales and other fundamental factors. As a result of this group's attractive valuations, we continued to look for opportunities to add to leaders in this group.

We added to our position in bank stocks. Commercial credit trends appeared to be improving, with nonperforming loans stabilizing and early signs of commercial loan growth appearing over the quarter. With interest rates relatively stable, we were encouraged by the fundamentals of the higher-quality regional/super-regional banks, including Bank America, Wachovia, National City, SunTrust, and Comerica.

The environment this year has been challenging, to say the least. With the market trending lower for most of the period with significant volatility (in the market generally and within sectors), our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Interestingly, in many cases, our performance has benefited as much from what we have avoided as what we have owned. In other words, stock selection has been critical.

We expect to continue to focus our stock selection on lower risk opportunities in cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth, but which also have the opportunity to expand margins through restructuring and cost-cutting). In our view, these stocks should benefit as the economy recovers, but also have opportunities to grow earnings in the interim. We also continue to look for opportunities to add opportunistically to our pharmaceutical holdings, but are cautious about near-term fundamentals.

Overall, the macroeconomic fundamentals have improved somewhat from weakness late last year, inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative, value-oriented investors.

    Respectfully,

/s/ Lisa B. Nurme                                /s/ Steven R. Gorham

    Lisa B. Nurme                                    Steven R. Gorham
    Portfolio Manager                                Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Steven R. Gorham, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value, global balanced and international growth and income portfolios of our mutual funds, variable annuities and institutional investment products. Steve joined MFS in 1989 as a teleservices representative and became a member of the Financial Advisor Division sales desk in 1991. In 1992 he joined the Equity Research Department, and he became a research analyst in 1993 and an Investment Officer in 1996. He was named Vice President in 1998, a portfolio manager in 2000, and Senior Vice President in 2001. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management. She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the equity income portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products. She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001. Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation and reasonable income.

Commencement of investment operations: January 2, 2002

Class inception: Initial Class  January 2, 2002
                 Service Class  January 2, 2002

Size: $785,536 as of June 30, 2002

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 93.7%
--------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 83.6%
  Aerospace - 0.9%
    Northrop Grumman Corp.                                 54          $  6,750
--------------------------------------------------------------------------------
  Automotive - 0.9%
    Delphi Automotive Systems Corp.                       534          $  7,049
--------------------------------------------------------------------------------
  Banks & Credit Cos. - 10.3%
    Bank America Corp.                                    254          $ 17,871
    Comerica, Inc.                                         60             3,684
    FleetBoston Financial Corp.                           458            14,816
    Mellon Financial Corp.                                298             9,366
    National City Corp.                                   266             8,845
    PNC Financial Services Group Co.                       41             2,144
    SouthTrust Corp.                                      220             5,746
    SunTrust Banks, Inc.                                  128             8,668
    Wachovia Corp.                                        250             9,545
                                                                       --------
                                                                       $ 80,685
--------------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.                  69          $  4,968
--------------------------------------------------------------------------------
  Business Services - 0.4%
    Energy East Corp.                                     130          $  2,938
--------------------------------------------------------------------------------
  Chemicals - 2.9%
    Air Products & Chemicals, Inc.                        173          $  8,732
    PPG Industries, Inc.                                  108             6,685
    Praxair, Inc.                                         128             7,292
                                                                       --------
                                                                       $ 22,709
--------------------------------------------------------------------------------
  Computer Software - 0.6%
    Oracle Corp.*                                         531          $  5,029
--------------------------------------------------------------------------------
  Consumer Goods & Services - 6.1%
    Gillette Co.                                          240          $  8,129
    Kimberly-Clark Corp.                                  165            10,230
    Philip Morris Cos., Inc.                              363            15,856
    The Procter & Gamble Co.                              155            13,841
                                                                       --------
                                                                       $ 48,056
--------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Danaher Corp.                                          94          $  6,237
--------------------------------------------------------------------------------
  Electronics - 1.0%
    Analog Devices, Inc.*                                  75          $  2,228
    Intel Corp.                                           210             3,837
    Texas Instruments, Inc.                                69             1,635
                                                                       --------
                                                                       $  7,700
--------------------------------------------------------------------------------
  Entertainment - 3.1%
    Eastman Kodak Co.                                     208          $  6,067
    The Walt Disney Co.                                   267             5,046
    Viacom, Inc., "B"*                                    296            13,134
                                                                       --------
                                                                       $ 24,247
--------------------------------------------------------------------------------
  Financial Institutions - 8.5%
    American Express Co.                                  202          $  7,337
    Citigroup, Inc.                                       650            25,187
    Fannie Mae                                            110             8,113
    Freddie Mac                                           131             8,017
    Goldman Sachs Group, Inc.                             141            10,342
    Merrill Lynch & Co., Inc.                             181             7,331
                                                                       --------
                                                                       $ 66,327
--------------------------------------------------------------------------------
  Food & Beverage Products - 4.7%
    Archer-Daniels-Midland Co.                            589          $  7,534
    Kellogg Co.                                           436            15,635
    PepsiCo, Inc.                                         221            10,652
    Smucker (J.M.) Co.*                                    94             3,208
                                                                       --------
                                                                       $ 37,029
--------------------------------------------------------------------------------
  Forest & Paper Products - 1.6%
    International Paper Co.                               296          $ 12,900
--------------------------------------------------------------------------------
  Insurance - 5.3%
    Allstate Corp.                                        330          $ 12,203
    Chubb Corp.                                            70             4,956
    Hartford Financial Services Group, Inc.               133             7,909
    MetLife, Inc.                                         277             7,978
    Safeco Corp.                                          134             4,139
    The St. Paul Cos., Inc.                               116             4,515
                                                                       --------
                                                                       $ 41,700
--------------------------------------------------------------------------------
  Machinery - 3.2%
    Caterpillar, Inc.                                      69          $  3,377
    Deere & Co.                                           324            15,520
    Pall Corp.                                            311             6,453
                                                                       --------
                                                                       $ 25,350
--------------------------------------------------------------------------------
  Medical & Health Products - 5.4%
    Abbott Laboratories, Inc.                             267          $ 10,052
    Merck & Co., Inc.                                     184             9,318
    Pfizer, Inc.                                          389            13,615
    Wyeth                                                 190             9,728
                                                                       --------
                                                                       $ 42,713
--------------------------------------------------------------------------------
  Metals & Minerals - 2.1%
    Alcoa, Inc.                                           429          $ 14,221
    Phelps Dodge Corp.                                     52             2,143
                                                                       --------
                                                                       $ 16,364
--------------------------------------------------------------------------------
  Oil Services - 1.3%
    Noble Corp.*                                           90          $  3,474
    Schlumberger Ltd.                                     150             6,975
                                                                       --------
                                                                       $ 10,449
--------------------------------------------------------------------------------
  Oils - 7.5%
    Anadarko Petroleum Corp.                              145          $  7,149
    Apache Corp.                                          188            10,806
    Devon Energy Corp.                                    140             6,899
    Exxon Mobil Corp.                                     537            21,974
    Unocal Corp.                                          332            12,264
                                                                       --------
                                                                       $ 59,092
--------------------------------------------------------------------------------
  Printing & Publishing - 2.6%
    Gannett Co., Inc.                                     165          $ 12,523
    Tribune Co.                                           176             7,656
                                                                       --------
                                                                       $ 20,179
--------------------------------------------------------------------------------
  Real Estate - 0.5%
    Equity Office Properties Trust                        133          $  4,003
--------------------------------------------------------------------------------
  Retail - 2.8%
    Sears, Roebuck & Co.                                  410          $ 22,263
--------------------------------------------------------------------------------
  Special Products & Services - 1.2%
    3M Co.                                                 64          $  7,872
    Illinois Tool Works, Inc.                              27             1,844
                                                                       --------
                                                                       $  9,716
--------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    AT&T Wireless Services, Inc.*                         195          $  1,141
    ITT Industries, Inc.                                   13               918
                                                                       --------
                                                                       $  2,059
--------------------------------------------------------------------------------
  Utilities - Electric - 4.1%
    Dominion Resources, Inc.                               67          $  4,435
    FPL Group, Inc.                                        94             5,639
    Keyspan Corp.                                         120             4,518
    NiSource, Inc.                                        188             4,104
    NSTAR Co.                                             165             7,389
    Pinnacle West Capital Corp.                           147             5,807
                                                                       --------
                                                                       $ 31,892
--------------------------------------------------------------------------------
  Utilities - Gas - 2.0%
    National Fuel Gas Co.                                 230          $  5,178
    NICOR, Inc.                                           147             6,725
    WGL Holdings, Inc.                                    137             3,548
                                                                       --------
                                                                       $ 15,451
--------------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    AT&T Corp.                                            603          $  6,452
    BellSouth Corp.                                       388            12,222
    Verizon Communications, Inc.                          108             4,336
                                                                       --------
                                                                       $ 23,010
--------------------------------------------------------------------------------
Total U.S. Stocks                                                      $656,865
--------------------------------------------------------------------------------
Foreign Stocks - 10.1%
  Bermuda - 0.5%
    Accenture Ltd. (Computer Software - Services)*        190          $  3,610
--------------------------------------------------------------------------------
  Canada - 1.6%
    Alcan, Inc. (Metals & Minerals)                       100          $  3,752
    Canadian National Railway Co. (Railroad)              176             9,117
                                                                       --------
                                                                       $ 12,869
--------------------------------------------------------------------------------
  France - 0.5%
    Total Fina S.A., ADR (Oils)                            47          $  3,802
--------------------------------------------------------------------------------
  Netherlands - 1.0%
    Akzo Nobel N.V. (Chemicals)                           180          $  7,822
--------------------------------------------------------------------------------
  Switzerland - 2.2%
    Syngenta AG (Chemicals)                               294          $ 17,635
--------------------------------------------------------------------------------
  United Kingdom - 4.3%
    BP Amoco PLC, ADR (Oils)                              226          $ 11,411
    BT Group PLC (Telecommunications - Wireline)*         840             3,227
    Diageo PLC (Food & Beverage Products)*                390             5,065
    GlaxoSmithKline PLC (Pharmaceuticals)                 188             4,064
    National Grid Group PLC (Telecommunications -
      Wireline)                                           314             2,230
    Reed International PLC (Telecommunications -
      Wireline)                                           774             7,357
                                                                       --------
                                                                       $ 33,354
--------------------------------------------------------------------------------
Total Foreign Stocks                                                   $ 79,092
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $769,538)                               $735,957
--------------------------------------------------------------------------------
Convertible Preferred Stocks - 3.4%
--------------------------------------------------------------------------------
U.S. Stocks - 3.4%
  Aerospace - 0.4%
    Northrop Grumman Corp.                                 27          $  3,578
--------------------------------------------------------------------------------
  Automotive - 0.5%
    General Motors Corp.*                                 139          $  3,651
--------------------------------------------------------------------------------
  Business Machines - 1.2%
    Motorola, Inc.                                        201          $  9,220
--------------------------------------------------------------------------------
  Insurance - 0.3%
    Travelers Property Casualty Corp.                     106          $  2,507
--------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Williams Cos, Inc.                                     69          $    868
--------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.3%
    Alltel Corp.*                                          57          $  2,767
--------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    TXU Corp.                                              81          $  4,391
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $28,296)                                                             $ 26,982
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $797,834)                          $762,939

Other Assets, Less Liabilities - 2.9%                                    22,597
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $785,536
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $797,834)                    $762,939
  Foreign currency, at value (identified cost, $208)                        224
  Receivable for investments sold                                        96,290
  Receivable for series shares sold                                       6,225
  Dividends receivable                                                    1,557
                                                                       --------
      Total assets                                                     $867,235
                                                                       --------
Liabilities:
  Payable to custodian                                                 $ 79,355
  Payable for investments purchased                                       2,263
  Payable to affiliates -
    Management fee                                                           48
    Reimbursement fee                                                        10
    Distribution fee                                                         13
  Accrued expenses and other liabilities                                     10
                                                                       --------
      Total liabilities                                                $ 81,699
                                                                       --------
Net assets                                                             $785,536
                                                                       ========
Net assets consist of:
  Paid-in capital                                                      $826,306
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                        (34,875)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                (8,773)
  Accumulated undistributed net investment income                         2,878
                                                                       --------
      Total                                                            $785,536
                                                                       ========
Shares of beneficial interest outstanding                               80,479
                                                                        ======
Initial Class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $122,311 / 12,520 shares of beneficial
    interest outstanding)                                                $9.77
                                                                         =====
Service Class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $663,225 / 67,959 shares of beneficial
    interest outstanding)                                                $9.76
                                                                         =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2002*
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                          $  4,949
    Interest                                                                308
    Foreign taxes withheld                                                  (69)
                                                                       --------
      Total investment income                                          $  5,188
                                                                       --------
  Expenses -
    Management fee                                                     $  1,618
    Shareholder servicing agent fee                                          75
    Distribution fee (Service Class)                                        359
    Administrative fee                                                       38
    Custodian fee                                                           211
    Printing                                                              8,477
    Postage                                                                   5
    Auditing fees                                                         8,100
    Legal fees                                                            5,158
    Miscellaneous                                                         1,055
                                                                       --------
      Total expenses                                                   $ 25,096
    Fees paid indirectly                                                    (31)
    Reduction of expenses by investment adviser                         (22,755)
                                                                       --------
      Net expenses                                                     $  2,310
                                                                       --------
        Net investment income                                          $  2,878
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $ (8,925)
    Foreign currency transactions                                           152
                                                                       --------
      Net realized loss on investments and foreign currency
        transactions                                                   $ (8,773)
                                                                       --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $(34,895)
    Translation of assets and liabilities in foreign currencies              20
                                                                       --------
      Net unrealized loss on investments and foreign currency
        translation                                                    $(34,875)
                                                                       --------
        Net realized and unrealized loss on investments and
          foreign currency                                             $(43,648)
                                                                       --------
          Decrease in net assets from operations                       $(40,770)
                                                                       ========

* For the period from the commencement of the series' investment operations, January 2, 2002, through June 30, 2002.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2002*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $  2,878
  Net realized loss on investments and foreign currency
    transactions                                                         (8,773)
  Net unrealized loss on investments and foreign currency
    translation                                                         (34,875)
                                                                       --------
    Decrease in net assets from operations                             $(40,770)
                                                                       --------
Net increase in net assets from series share transactions              $826,306
                                                                       --------
      Total increase in net assets                                     $785,536
Net assets:
  At beginning of period                                                   --
                                                                       --------
  At end of period (including accumulated undistributed net
    investment income of $2,878)                                       $785,536
                                                                       ========

* For the period from the commencement of the series' investment operations, January 2, 2002, through June 30, 2002.

See notes to financial statements.

FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2002*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                           INITIAL CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.08
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.31)
                                                                      ------
    Total from investment operations                                  $(0.23)
                                                                      ------
Net asset value - end of period                                       $ 9.77
                                                                      ======
Total return                                                           (2.30)%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                                            0.91%+
  Net investment income                                                 1.39%+
Portfolio turnover                                                        42%
Net assets at end of period (000 Omitted)                             $  122

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                         $(0.53)
        Ratios (to average net assets):
          Expenses##                                                   11.40%+
          Net investment income                                        (9.10)%+
 * For the period from the commencement of the series' investment operations, January 2, 2002, through June 30, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                  JUNE 30 2002*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
                                                           SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.07
  Net realized and unrealized loss on investments and
    foreign currency                                                   (0.31)
                                                                      ------
    Total from investment operations                                  $(0.24)
                                                                      ------
Net asset value - end of period                                       $ 9.76
                                                                      ======
Total return                                                           (2.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.14%+
  Net investment income                                                 1.30%+
Portfolio turnover                                                        42%
Net assets at end of period (000 Omitted)                             $  663

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                         $(0.48)
        Ratios (to average net assets):
          Expenses##                                                   11.63%+
          Net investment income                                        (9.19)%+
 * For the period from the commencement of the series' investment operations, January 2, 2002, through June 30, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Value Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 11 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The series made no distributions for the period ended June 30, 2002.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002, aggregate unreimbursed expenses amounted to $22,755.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the period ended June 30, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $985,467 and $178,708, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                         $797,834
                                                                       --------
Gross unrealized depreciation                                          $(43,534)
Gross unrealized appreciation                                             8,639
                                                                       -------
    Net unrealized depreciation                                        $(34,895)
                                                                       ========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                                    PERIOD ENDED JUNE 30, 2002*
                                                 -----------------------------
                                                    SHARES             AMOUNT
-------------------------------------------------------------------------------
Shares sold                                         12,520         $  125,200
Service Class shares

                                                    PERIOD ENDED JUNE 30, 2002*
                                                 -----------------------------
                                                    SHARES             AMOUNT
-----------------------------------------------------------------------------
Shares sold                                        119,206         $1,216,728
Shares reacquired                                  (51,247)          (515,622)
                                                   -------         ----------
    Net increase                                    67,959         $  701,106
                                                   =======         ==========

* For the period from the commencement of the series investment operations, January 2, 2002, through June 30, 2002.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The series had no significant borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 VLU-3 8/02 900